Cincinnati Bell First Quarter 2017 Results May 9, 2017

Today's Agenda Highlights, Segment Results and Financial Overview Leigh Fox, President & Chief Operating Officer Question & Answer 2

Safe Harbor This presentation and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason. 3

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, net debt and free cash flow (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section. 4

Leigh Fox President & Chief Operating Officer 5

Highlights and Financial Overview $190 $72 $103 $10 $(5)$(4) $195 $70 $86 $6 $(5)$(3) 6 Entertainment & Communications IT Services & Hardware Eliminations Corporate Revenue RevenueAdjusted EBITDA (Non-GAAP) Adjusted EBITDA (Non-GAAP) $289 $77 Q1 2016 Q1 2017 ▪ Decline in consolidated revenue due primarily to lower margin Telecom and IT hardware sales offsetting strategic revenue growth ▪ Revenue from strategic products totaled $165 million, up $13 million compared to the prior year ▪ Adjusted EBITDA in line with expectations ▪ Net Income totaled $60 million for the quarter, resulting in diluted EPS of $1.37 ▪ Sold our remaining 2.8 million shares of CyrusOne for proceeds of $141 million, resulting in a $118 million gain First Quarter 2017 Highlights ($ in millions) $278 $71

Revenue Adj. EBITDA (Non-GAAP) Adj. EBITDA Margin (Non-GAAP) Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 $190 $192 $193 $193 $195 $72 $72 $69 $70 $70 38% 38% 36% 36% 36% Entertainment & Communications Revenue and Adjusted EBITDA 7 ▪ Strategic revenues for the quarter totaled $123 million, up 16% year-over-year ▪ Cost-out initiatives resulted in restructuring and employee severance charges of $26 million, creating a $2 million operating loss for the quarter ▪ Adjusted EBITDA for the quarter is consistent with the prior year after excluding the non-cash post- retirement amortization adjustment ending in 2016 ▪ Total internet subscribers of 307,400 at the end of the first quarter, up 15,000 subs compared to a year ago ▪ Voice lines totaled 516,900, decreasing 2% from the prior year Business lines increased 1% Residential line decreased 8% __ __ ($ in millions)

Legacy IntegrationStrategic [1] 8 Entertainment & Communications Consumer Market Entertainment & Communications Consumer Integration revenue totaled $1 million in Q1 2016[1] Consumer Market Revenue Q1 2016 Q1 2017 $58 $72 $33 $28 $92 ▪ Fioptics revenue growth continues to more than offset legacy declines ($ in millions) Y/Y (15)% 23% Fioptics Revenue Q1 2016 Q1 2017 $29 $36 $22 $30$7 $8 Video Internet Voice $58 Y/Y 24% 36% 14% $100 $74

Q1 2016 Q1 2017 120 141 165 207 83 100 ▪ Fioptics is available to 545,200 addresses - approximately 68% of Greater Cincinnati ▪ Fioptics Penetration: Video – 26%, Internet – 38%, Voice – 18% ▪ Fioptics monthly ARPU for the quarter was up approximately 3% from Q1 2016. Q1 2017 ARPUs are as follows: Video – $86, Internet – $49, Voice – $27 ▪ Video churn was 2.4% for the quarter - consistent with the prior year Single-family churn was 2.0% Apartment churn was 3.8% 9 Fioptics Update Video Internet Voice (in thousands) Total Fioptics Subscribers __ __ __ __

▪ Business revenue decreased slightly compared to a year ago Transitioning customers from copper network to strategic fiber-based products continues LegacyStrategic 10 Q1 2016 Q1 2017 $37 $41 $35 $30 Entertainment & Communications Business and Carrier Market $72 Business Market Revenue Carrier Market Revenue Q1 2016 Q1 2017 $11 $10 $15 $14 $26 ▪ Carrier revenue decreased year-over-year due to: On-going FCC switched access rate reductions National carriers increased focus on reducing costs ($ in millions) Y/Y (13)% 11% Y/Y (11)% (3)% $71 $24 __ __ __

Strategic Revenue Integration Revenue Adj. EBITDA (Non-GAAP) Adj. EBITDA Margin (Non-GAAP) Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 $48 $49 $51 $49 $44 $55 $61 $72 $46 $42 $10 $10 $12 $8 $6 10% 9% 9% 9% 7% IT Services & Hardware Revenue and Adjusted EBITDA 11 ▪ Revenue of $86 million for Q1 2017, down $16 million from Q1 2016 Telecom & IT hardware revenue decreased year-over-year due to the cyclical nature of these transactions and customers shifting to the cloud Strategic revenues were down compared to the prior year as in- sourcing of IT professionals within our market continues ▪ Operating income and Adjusted EBITDA decreased year-over-year due to: Declines in revenue Increased costs to expand national footprint ▪ Acquired SunTel Services - expanding CBTS' presence into the Michigan market __ __ ($ in millions) $103 $110 $123 $95 $86 __ __

Q1 2017 Free Cash Flow Q1 2017 Adjusted EBITDA (Non-GAAP) $ 71 Interest Payments (18) Pension and OPEB Payments (3) Stocked-based Compensation 3 Restructuring & Severance related payments (13) Transaction Costs (1) Working Capital 15 Cash Provided by Operating Activities (GAAP) $ 54 Selected 2017 Free Cash Flow Items ▪ Capital expenditures: $180 - $210 million ▪ Interest payments ~ $70 million ▪ Pension and OPEB payments ~ $14 million Q1 2017 Cash Provided by Operating Activities (GAAP) $ 54 Capital Expenditures (55) Restructuring & Severance related payments 13 Preferred stock dividends (3) Transaction Cost 1 Free cash flow (Non-GAAP) $ 10 12 ($ in millions)

Q1 2017 Capital Expenditures Q1 2017 2017 Low High Construction $ 16 $ 40 $ 50 Installation 15 40 50 Value Added 5 10 10 Total Fioptics $ 36 $ 90 $ 110 Other Strategic 12 50 60 Discretionary Investments 48 140 170 Legacy Maintenance 7 40 40 $ 55 $ 180 $ 210 13 ($ in millions) ▪ Invested $36 million in Fioptics in Q1 2017 Passed an additional 11,800 customer locations ▪ Plan to pass 35,000 addresses with Fioptics in 2017: New addresses will be passed with a fiber-to-the- home product Extends coverage to more than 70% of Greater Cincinnati ▪ Other strategic represents success-based capital for fiber builds for business and new IT services projects __ __ __

2017 Guidance 2017 Guidance Revenue $ 1.2 billion Adjusted EBITDA $295 million* * Plus or minus 2 percent 14

Appendix 15

Consolidated Results ($ in millions, except per share amounts) Three Months Ended March 31, 2017 2016 Revenue $ 278.2 $ 288.9 Costs and expenses Cost of services and products 154.8 162.7 Selling, general and administrative 56.7 53.2 Depreciation and amortization 45.8 43.4 Restructuring and severance related charges 25.6 — Other 0.6 — Operating (loss) income (5.3) 29.6 Interest expense 18.0 20.3 Gain on extinguishment of debt — (2.4) Gain on sale of Investment in CyrusOne (117.7) — Other income, net (0.4) — Income before income taxes 94.8 11.7 Income tax expense 34.4 4.7 Net income 60.4 7.0 Preferred stock dividends 2.6 2.6 Net income applicable to common shareholders $ 57.8 $ 4.4 Basic and diluted net earnings per common share $ 1.37 $ 0.10 Weighted average common shares outstanding (in millions) – Basic 42.1 42.0 – Diluted 42.3 42.1 16

Revenue Classifications - Entertainment and Communications Strategic Legacy Integration Data Voice Video Services and Other Fioptics Internet DSL (1) (> 10 meg) Ethernet Private Line MPLS (2) SONET (3) Dedicated Internet Access Wavelength Audio Conferencing Fioptics Voice VoIP (4) Fioptics Video Wiring Projects DSL (< 10 meg) DS0 (5), DS1, DS3 TDM (6) Traditional Voice Long Distance Switched Access Digital Trunking Advertising Directory Assistance Maintenance Information Services Wireless Handsets and Accessories 17 (1) Digital Subscriber Line (2) Multi-Protocol Label Switching (3) Synchronous Optical Network (4) Voice of Internet Protocol (5) Digital Signal (6) Time Division Multiplexing

Revenue Classifications - IT Services and Hardware Professional Services Unified Communications Cloud Services Monitoring and Management Telecom & IT Hardware Strategic Integration Consulting Staff Augmentation Voice Monitoring Managed IP Telephony Solutions Virtual Data Centers Storage Backup Network Monitoring/Management Security Installation Maintenance Hardware Software Licenses 18

Revenue – Strategic, Legacy and Integration ($ in millions) Q1 2017 Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data $ 65.4 $ — Voice 20.5 — Video 36.0 — Services and other 0.9 — Professional services — 18.3 Management and monitoring — 5.0 Unified communications — 7.1 Cloud services — 13.7 Total Strategic 122.8 44.1 166.9 (2.3) 164.6 Legacy Data $ 22.2 $ — Voice 47.2 — Services and other 2.7 — Total Legacy 72.1 — 72.1 (0.2) 71.9 Integration Services and other $ 0.4 $ — Professional services — 3.4 Unified communications — 2.8 Telecom and IT hardware — 35.9 Total Integration 0.4 42.1 42.5 (0.8) 41.7 $ 195.3 $ 86.2 $ 281.5 $ (3.3) $ 278.2 Eliminations 0.4 2.9 3.3 Total Revenue $ 194.9 $ 83.3 $ 278.2 19

Revenue – Strategic, Legacy and Integration ($ in millions) Q1 2016 Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data $ 58.1 $ — Voice 17.2 — Video 29.0 — Services and other 1.3 — Professional services — 22.3 Management and monitoring — 8.1 Unified communications — 7.5 Cloud services — 10.2 Total Strategic 105.6 48.1 153.7 (2.2) 151.5 Legacy Data $ 27.1 $ — Voice 53.0 — Services and other 3.1 — Total Legacy 83.2 — 83.2 (0.3) 82.9 Integration Services and other $ 1.5 $ — Professional services — 3.9 Unified communications — 2.6 Telecom and IT hardware — 47.9 Total Integration 1.5 54.4 55.9 (1.4) 54.5 $ 190.3 $ 102.5 $ 292.8 $ (3.9) $ 288.9 Eliminations 0.4 3.5 3.9 Total Revenue $ 189.9 $ 99.0 $ 288.9 20